EXHIBIT 5


		November 13,2000



American General Corporation
2929 Allen Parkway
Houston, Texas 77019

Ladies and Gentlemen:

     I have acted as
counsel to American General
Corporation, a Texas
corporation ("American
General"), in connection
with Post-Effective
Amendment No. 2 to the
Registration Statement on
Form S-8 being filed with
the Securities and Exchange
Commission (the
"Registration Statement")
under the Securities Act of
1933, as amended (the
"Act"), with respect to the
offering and issuance of
the Deferred Compensation
Obligations of the Company
under the Plan (the
"Deferred Compensation
Obligations"), which may
involve the issuance
pursuant to the Plan of
shares of common stock, par
value $.50 per share, of
American General (the
"Common Stock").

     In this connection, I
have examined such
documents, certificates,
records, authorizations and
proceedings as I have
deemed necessary in order
to give the opinions
expressed herein.

Based upon such
examination, I advise you
that, in my opinion:

<    All necessary corporate action
     has been taken to authorize the
     issuance of the Deferred
     Compensation Obligations and,
     when the Deferred Compensation
     Obligations have been issued
     pursuant to the Plan, the
     Deferred Compensation
     Obligations so issued will be
     valid and binding obligations of
     American General, enforceable in
     accordance with their terms,
     except as enforcement thereof
     may be limited by bankruptcy,
     insolvency or other laws of
     general applicability relating
     to or affecting enforcement of
     creditors' rights or by general
     equity principles; and

<    When the shares of Common Stock
     have been issued pursuant to the
     Plan, for a consideration of not
     less than the aggregate par
     value thereof, the Common Stock
     so issued will be validly
     issued, fully paid
     and nonassessable.

	This opinion is
furnished to you in
connection with the
proposed issuance and sale
by American General of
Deferred Compensation
Obligations and its Common
Stock pursuant to the Plan
and may not be relied upon
for any other purpose or by
any other person or
furnished to anyone else
without the prior written
consent of the undersigned.

     I hereby consent to
the filing of this opinion
as an exhibit to the
Registration Statement and
to the reference to me
under the caption
"Interests of Named Experts
and Counsel" in Item 5 of
the Registration Statement.
By giving such consent, I
do not admit that I am in
the category of persons
whose consent is required
under Section 7 of the Act,
or the rules and
regulations of the
Securities and Exchange
Commission issued
thereunder.

	Very truly yours,


	/S/ KEVIN T. ABIKOFF
	Kevin T. Abikoff
	Deputy General
	Counsel